SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            December 5, 2000

                          Dynacore Holdings Corporation

                        (formerly Datapoint Corporation)

             (Exact name of registrant as specified in its charter)

       Delaware                       001-07636                74-1605174
(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                           Identification No.)

         8410 Datapoint Drive, San Antonio, Texas             78229-8500
         (Address of principal executive offices)             (Zip Code)
  Registrant's telephone number, including area code          210-593-7000

  Item 3.Bankruptcy or Receivership.
                  The Amended Plan of Reorganization under Chapter 11 of the United States Bankruptcy Code (the "Plan") proposed by Dynacore Holdings Corporation (the "Company") was confirmed by the United States Bankruptcy Court for the District of Delaware by order dated December 5, 2000. The Plan is annexed hereto as Exhibit 99.1 and incorporated herein by reference. The Press Release of the Company dated December 8, 2000, is annexed hereto as Exhibit 99.2 and incorporated by reference.

                  Reference is made to the Quarterly Report on Form 10-Q filed by the Company on November 14, 2000, with respect to the number of shares issued and outstanding and the assets and liabilities of the Company. Upon the Effective Date (as defined in the Plan), such shares and those liabilities subject to compromise, as described in the Plan, will be cancelled and 10,000,000 shares of common stock, par value $.01, of the Company and 10,000,000 Beneficial Interests representing interests in the Patent Litigation Trust (as defined in the Plan) will be issued to certain creditors, shareholders and current management of the Company in respect of their claims and equity interests, as more fully set forth in the Plan.

  Item 4.Changes in the Company's Certifying Accountant
(a)      Previous independent accountants

(i)      On December 7, 2000, Ernst & Young LLP resigned as auditors of the
         Company.

(ii) The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. The report of Ernst & Young LLP for the fiscal year ended July 31, 1999 was modified as to uncertainty regarding the ability of the Company to continue as a going concern.

(iii) In connection with the audits of the Company's financial statements for each of the fiscal years ended July 1, 1999 and August 1, 1998, and in the subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 8, 2000 is filed as Exhibit 99.3 to this Form 8-K.

(iv) The Company is currently in the process of searching for a new independent public accountant.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

99.1     Amended Plan of Reorganization of the Company dated October 11, 2000.
99.2     Press Release of the Company dated December 8, 2000.
99.3     Letter addressed to the Commission from Ernst & Young dated
         December 8, 2000

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Dynacore Holdings Corporation
                                         (Registrant)
Date:  December 11, 2000

                                         By:  /s/ Phillip P. Krumb
                                         ------------------------------
                                         Phillip P. Krumb
                                         Acting Chief Financial Officer

-------------------------------------------------------------------------------

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

In re:                                                     )     Chapter 11
                                                           )
DYNACORE HOLDINGS CORPORATION f/k/a DATAPOINT CORPORATION, )     Case No.
                                                                 00-1853 (PJW)
                                                           )
                                    Debtor.                )
                                                           )
-------------------------------------------------------------------------------











     AMENDED PLAN OF REORGANIZATION OF DYNACORE HOLDINGS CORPORATION, FORMERLY KNOWN AS DATAPOINT CORPORATION, UNDER CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

                             Dated: October 11, 2000

         Dynacore Holdings Corporation, formerly known as Datapoint Corporation, a debtor and debtor-in-possession in the above-referenced Chapter 11 Case, hereby proposes the following plan of reorganization dated August 28, 2000 pursuant to Chapter 11 of the Bankruptcy Code, 11 U.S.C. ss. 101 et seq.:
                                    ARTICLE I
                                   DEFINITIONS

         The capitalized terms used herein shall have the respective meanings set forth below. Terms utilized herein and not otherwise defined shall have the meanings given to them in the Bankruptcy Code or the Bankruptcy Rules, unless the context requires otherwise.

I.1 "Ad Hoc Committee" shall mean that informal committee of Debenture Holders formed prior to the Filing Date, comprising of The GMS Group, Asiel & Co., Kann & Company, Lonestar Partners, L.P., OTA Limited Partnership, Lloyd Miller, Charles Pluff, BMI Capital Corp., Robert Strougo, Gramercy Capital Partnership LLP and Roger Smith.

     I.2 "Ad Hoc Committee of Preferred Shareholders" shall mean Trendex Capital Management, Inc., LIM Inc. and certain of their respective affiliates.

     I.3 "Administrative Expense" or "Administrative Expense Claim" shall mean a Claim for a cost or expense of administration of the Chapter 11 Case allowable under Section 503(b) of the Bankruptcy Code and referred to in Section 507(a)(1) of the Bankruptcy Code, including: (a) the actual, necessary costs and expenses incurred after the commencement of the Chapter 11 Case of preserving the Estate and operating the business of the Debtor; (b) wages, salaries or commissions for services; (c) Claims for reclamation of goods as provided for under Section 546(c) of the Bankruptcy Code for which a timely proof of, or request for payment of, an Administrative Expense Claim was filed; (d) reimbursement of expenses awarded under Sections 330(a) or 331 of the Bankruptcy Code; and (e) all fees and charges assessed against the Estate of the Debtor under Chapter 123 of title 28, United States Code.

     I.4 "Allowed" shall mean, except as may be otherwise ordered by the Court, a Claim (and where applicable, an Equity Interest), including by way of example and not limitation, an Administrative Expense, Priority Tax Claim, Non-Tax Priority Claim or Unsecured Claim that portion (i) which has been scheduled (other than Claims scheduled by the Debtor as contingent, unliquidated or disputed) or timely filed with the Court as to which no objection to the allowance thereof has been interposed within the period of time fixed by the Bankruptcy Code, the Bankruptcy Rules, this Plan or an order of the Court, or
(ii) as to which any objection has been determined by a Final Order of the Court allowing such Claim or Equity Interest or portion thereof. Unless otherwise specified in this Plan or in a Final Order of the Bankruptcy Court allowing such Claim or Equity Interest, an Allowed Claim or Equity Interest shall not include interest on the amount of such Claim or Allowed Equity Interest.

     I.5 "Ballot" shall mean the forms mailed to holders in Classes 2, 3 and 4 of Allowed Claims and Allowed Interests for the purpose of voting to accept or reject the Plan.

I.6 "Balloting Agent" shall mean such entity appointed by the Court to receive and tabulate the Ballots.

I.7 "Bankruptcy Code" shall mean title 11 of the Bankruptcy Reform Act of 1978, as amended.

I.8 "Bankruptcy Court" or "Court" shall mean the Bankruptcy Court unit of the United States District Court for the District of Delaware or such other court having jurisdiction over the Chapter 11 Case of the Debtor.

I.9 "Bankruptcy Rules" shall mean the Federal Rules of Bankruptcy Procedure under Title 11 of the United States Code, 28 U.S.C. ss. 2075 (1978), as amended.

I.10 "Bar Date" shall mean, unless otherwise provided in an order of the Court, the date fixed by order of the Bankruptcy Court by which a proof of Claim or Interest must be filed against the Debtor, which date was August 10, 2000.

I.11 "Beneficial Trust Interest(s)" shall mean those ownership interests in the PL Trust to be distributed to the Reorganized Debtor, holders of Allowed Unsecured Claims and holders of Exchangeable Preferred Stock under this Plan.

I.12 "Bonds" or "Debentures" shall mean those 8 7/8% Convertible Subordinated Debentures due 2006, originally issued by the Debtor in the aggregate principal amount of $100 million pursuant to the Indenture which are still outstanding as of the Petition Date.

I.13 "Business Day" shall mean any day except Saturday, Sunday, or any day on which commercial banks in the State of Delaware are authorized by law to be closed.

I.14 "Cash" means cash and cash equivalents, including bank deposits, checks and other similar items.

I.15 "Certificate of Incorporation" shall mean the certificate of incorporation of Dynacore, as amended from time to time, including any amendments necessary or appropriate to the implementation of this Plan.

     I.16 "Chapter 11 Case" shall mean the case commenced under Chapter 11, Title 11 of the Bankruptcy Code by the Debtor on the Petition Date.

I.17 "Claim" or "Claims" shall have the meaning set forth in Section 101(5) of the Bankruptcy Code, including, without limitation, any right to receive payment from the Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, contested, uncontested, legal, equitable, secured, or unsecured; or any right to an equitable remedy for breach of performance if such breach gives rise to a right to receive payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, contested, uncontested, secured, or unsecured.

I.18 "Claimant" shall mean a Person who holds a Claim.

I.19 "Class" shall mean any group of substantially similar Claims or Interests classified by this Plan as a Class pursuant to Section 1129(a)(1) of the Bankruptcy Code.

I.20 "Code" shall have the meaning set forth in Section 1.07.

I.21 "Common Stock" shall mean all shares of the Debtor's common stock, par value 25 cents, which were issued and outstanding immediately prior to the Effective Date of this Plan.

I.22 "Confirmation Date" shall mean the date upon which the Court enters an order confirming this Plan in accordance with Section 1129 of the Bankruptcy Code.

I.23 "Confirmation Hearing" shall mean the hearing held by the Bankruptcy Court, as it may be continued from time to time, at which the Debtor shall seek confirmation of this Plan.

I.24 "Confirmation Order" shall mean the order of the Bankruptcy Court or any other court of competent jurisdiction confirming this Plan pursuant to Section 1129 of the Bankruptcy Code.

     I.25 "Contested" when used: (a) with respect to a Claim or Interest, shall mean the portion (including where appropriate, the whole) of any Claim or Interest which is scheduled by the Debtor as disputed, contingent or unliquidated and has not been Allowed, or which scheduled Claim is the subject of a claims objection motion which has not been determined as Allowed or Disallowed by a Final Order; or a Claim or Interest which has been filed pursuant to Section 501(a) of the Bankruptcy Code and as to which an objection to the allowance thereof has been filed with the Court, whether by separate motion or as part of this Plan, within the time limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, this Plan or an order of the Court, which Claim or Interest has not been determined as Allowed or Disallowed, by a Final Order, or (b) with respect to an Administrative Expense, shall mean the portion (including where appropriate the whole) of an Administrative Expense for which an objection to the allowance thereof has been interposed, by separate motion or as part of this Plan, within the time limitation fixed by the Bankruptcy Code, Bankruptcy Rules, this Plan or an order of the Court, which Administrative Expense has not been determined as Allowed or Disallowed by a Final Order.

I.26 "Contingent Claim" shall mean a Claim which is dependent upon a future event that may or may not occur.

I.27 "Court" shall have the meaning set forth in Section 1.08.

I.28 "Creditors' Committee" shall mean the Official Unsecured Creditors' Committee in the Chapter 11 Case appointed pursuant to Section 1102 of the Bankruptcy Code, as the same may be reconstituted from time to time through and including the Effective Date.

I.29 "Debentures" shall have the meaning set forth in Section 1.12.

I.30 "Debenture Holder(s)" shall mean the record owner(s) of the Debentures as of (i) the date set forth in the order approving the Disclosure Statement for purposes of voting on this Plan; and (ii) the Confirmation Date for purposes of receiving a Distribution under this Plan.

I.31     "Debtor"  or   "Debtor-in-Possession"   shall  mean  Dynacore  Holdings
         Corporation, formerly known as Datapoint Corporation, and sometimes referred to herein as Dynacore.

I.32 "Disallowed" shall mean when used with respect to a Claim, Administrative Expense or Interest, the whole or portion thereof, that has been disallowed by the Court pursuant to a Final Order, or which is withdrawn by or on behalf of the Claimant or holder for which such Claim, Administrative Expense or Interest was filed.

I.33 "Disbursing Agent(s)" shall mean the Indenture Trustee and the Debtor, or any other Person designated to make distributions to Claimants and Equity Interest holders under this Plan including, without limitation, a financial institution of recognized standing, or such other disbursing agent or agents as may be selected by the Debtor with the concurrence of the Creditors' Committee.

I.34 "Disclosure Statement" shall mean the amended disclosure statement pursuant to Section 1125 of the Bankruptcy Code with respect to this Plan under Chapter 11 of the Bankruptcy Code for Dynacore, as approved by a Final Order.

I.35 "Disputed" shall have the same meaning as "Contested".

I.36 "Distribution(s)" shall mean a payment of Cash, a distribution of New Common Stock and/or a distribution of Beneficial Trust Interests to be made under this Plan.

I.37 "Dynacore" shall have the meaning set forth in Section 1.30.

I.38 "Effective Date" shall mean the first Business Day after all of the conditions precedent set forth in Section 11.01 of this Plan have been satisfied or waived as provided in Section 11.02 hereof.

I.39 "Entity" shall have the meaning set forth in Section 101(15) the Bankruptcy Code including, without limitation, any Person, estate, trust, governmental unit and the United States Trustee.

I.40 "Equity Interest" shall mean those interests and rights represented by Common Stock, Exchangeable Preferred Stock and Options.

I.41     "Estate"  shall  mean the  estate of the  Debtor  created  pursuant  to
         Section 541 of the Bankruptcy Code upon the commencement of its Chapter 11 Case.

I.42 "Exchangeable Preferred PLT Interest" shall mean the 3 1/2%, in the aggregate, Beneficial Trust Interests allocated to holders of $1.00 par value Exchangeable Preferred Stock.

I.43     "Exchangeable  Preferred  Stock"  shall mean all shares of the Debtor's
         exchangeable   preferred   stock  which  were  issued  and  outstanding
         immediately prior to the Effective Date of this Plan.

I.44 "Executory Contract" shall mean any contract, including, without limitation, any unexpired lease, to which the Debtor is a party, which is capable of being assumed or rejected pursuant to Section 365 of the Bankruptcy Code.

I.45 "Final Order" shall mean an order or judgment of a court as to which order or judgment (or any revision, modification or amendment thereof):

     (a) the time to appeal or seek review or certiorari has expired and if an appeal or petition for review, rehearing, reargument or certiorari proceeding is pending, no stay exists;

         (b) an order or judgment which has been appealed, has been affirmed on appeal and as to which appeal the time for further appeal has expired.

I.46 "General Unsecured Claim" shall have the same meaning as Unsecured Claim.

     I.47 "Governmental Unit" shall have the meaning ascribed to such term under
Section 101 (27) of the Bankruptcy Code.

I.48 "Indenture" or "Trust Indenture" shall mean that certain Indenture dated as of June 1, 1981 between the Debtor and the Indenture Trustee pursuant to which the Debentures were issued.

I.49 "Indenture Trustee" shall mean U.S. Bank Trust, National Association (the successor by acquisition of Continental Illinois National Bank and Trust Company of Chicago) as trustee under the Indenture or any other successor trustee under the Indenture.

I.50 "Interest" shall have the meaning set forth in Section 1.40.

I.51 "Initial PLT Trustees" shall mean Asher B. Edelman, Gerald N. Agranoff and Fred Ehrman, who shall be appointed trustees of the PL Trust pursuant to the Confirmation Order, or such other individuals who shall have been appointed trustees for the PL Trust as set forth in the Confirmation Order.

     I.52 "New Common Stock" shall mean the ten million (10,000,000) shares of Datapoint common stock to be issued under this Plan.

I.53 "Non-Tax Priority Claim" shall mean a Claim entitled to priority pursuant to Section 507(a) other than Claims under Section 507(a)(8) of the Bankruptcy Code.

     I.54 "Officer Administrative Claim(s)" shall mean the Administrative Claim(s) of Messrs. Phillip P. Krumb, Gerald N. Agranoff and Asher B. Edelman for severance and performance bonuses arising under their employment agreements with Dynacore and/or the termination of said agreements.

     I.55 "Officer Claim Holders" shall mean Messrs. Phillip P. Krumb, Gerald N. Agranoff and Asher B. Edelman.

I.56 "Officer Settlement Agreement" shall mean the agreement between the Officer Claim Holders and Dynacore settling the Officer Administrative Claims and contract rejection claims, a copy of which is attached to the Disclosure Statement.

I.57 "Options" shall mean all rights, entitlements, options, warrants or similar instruments or contracts permitting the holder thereof the right to acquire Common Stock, Exchangeable Preferred Stock or the right to acquire Options.

     I.58 "Patent Litigations" shall mean all pre-Effective Date claims, rights and causes of action which Dynacore has arising out of any pre-Effective Date infringement and any continuing infringements occurring post Effective Date of Patent Numbers 5,008,879 and 5,077,732 issued to Dynacore whether such claims, rights and causes of action are or have been asserted or unasserted, including, but not limited to, claims asserted in the following litigations:
(1) Datapoint Corporation  v. Intel Corporation, No. 97-CV-2581  (N.D.   Tex.);
(2) Datapoint Corporation v. Standard Micro-Systems, Inc. and Intel Corporation, No. CV 96-1685 (E.D.N.Y.);
(3) Datapoint Corporation v. Cisco Systems, Inc. et. al., No. CV 96-4534 (E.D.N.Y.);
(4) Datapoint Corporation v. Dayna Communications, Inc., et. al., No. CV 96-6334 (E.D.N.Y.); and
(5) Datapoint Corporation  v.  Standard   Microsystems  Corp.,
    No.  CV  96-03819  (E.D.N.Y.).

I.59 "Patent Litigation Trust" shall mean the trust established by Dynacore pursuant to the PLT Agreement.

     I.60 "Person" shall have the meaning ascribed to such term under Section 101(41) of the Bankruptcy Code.

I.61 "Petition Date" shall mean May 3, 2000.

I.62 "Plan" shall mean this Chapter 11 plan of reorganization under the Bankruptcy Code for Dynacore, as may be modified from time to time.

I.63 "Plan Documents" shall mean the documents that aid in effectuating this Plan including but not limited to those documents attached as exhibits hereto or to the Disclosure Statement.

I.64 "PLT Beneficial Interests" shall have the same meaning as Beneficial Trust Interests.

I.65 "PLT Agreement" shall mean that agreement executed by Dynacore, a copy of which is annexed as an exhibit to the Disclosure Statement, pursuant to which Dynacore established the PL Trust.

I.66 "PLT Certificates" shall mean the certificates distributed to holders of PLT Beneficial Interests evidencing their equitable ownership in the PL Trust which certificates shall not be registered under the Securities Act of 1933.

I.67 "PL Trust" shall have the same meaning as "Patent Litigation Trust."

     I.68 "Priority Tax Claim" shall mean a Claim entitled to priority pursuant to Sections 502(i) and 507(a)(8) of the Bankruptcy Code.

I.69 "Professional Persons" shall mean Persons retained or to be compensated pursuant to Sections 327, 328, 330, 331, 503(b) and 1103 of the Bankruptcy Code.

I.70 "Pro Rata" or "Pro Rata Share" shall mean the proportion that the amount of an Allowed Claim or Allowed Interest in a particular Class bears to the aggregate amount of all Claims or Interests in such Class, including Contested Claims or Contested Interests, but not including Disallowed Claims or Disallowed Interests, as calculated by the Debtor as of a date which shall be not more than ten (10) days preceding the Effective Date.

I.71 "Released Party" shall have the meaning set forth in Section 12.07 of this Plan.

I.72 "Reorganized Debtor" or "Reorganized Dynacore" shall mean the Debtor, as reorganized, on and after the Effective Date.

I.73 "Sale Order" shall mean that order of the Bankruptcy Court, dated June 15, 2000, pursuant to which the Debtor was authorized and directed to sell, and to cause certain of its subsidiaries to sell, significant portions of their assets to Datapoint Newco 1 Limited.

I.74 "Schedules" shall mean the schedules of assets and liabilities and statement of financial affairs filed by the Debtor as required by
         Section 521 of the Bankruptcy Code and the Bankruptcy Rules, as amended or modified.

I.75 "Secured Claim" shall mean any Claim secured by property of the Debtor, but only to the extent of the value of the collateral securing such Claim.

I.76 "Transfer Agent" shall mean Continental Stock Transfer & Trust Company, the Debtor's current stock transfer agent.

I.77 "Trust Indenture" shall have the same meaning as Indenture.

I.78 "UC Beneficial Interests" shall mean the 40% of the Beneficial Trust Interests in the PL Trust to be distributed, Pro Rata, to holders of Class 2 Claims under this Plan.

I.79 "UC Cash Distribution" shall mean $34.8 million, which is the aggregate amount of Cash to be distributed to holders of Class 2 Claims under this Plan, provided, however, that this amount shall, if necessary, be increased by an amount sufficient to provide for an aggregate Cash Distribution to Debenture Holders under this Plan of not less than $33 million such that the Debenture Holders will receive not less than 60% of the outstanding principal amount of the Debentures.

I.80 "UC New Common Stock Distribution" shall mean the 2,500,000 shares of New Common Stock to be distributed to holders of Class 2 Claims under this Plan which amount is equal to 25% of the New Common Stock issued under this Plan.

I.81 "Unsecured Claim" shall mean a Claim, including, without limitation, a Claim arising from the rejection of an executory contract pursuant to
         Section 365 of the Bankruptcy Code, other than a Non-Tax Priority Claim, Tax Priority Claim, an Administrative Claim or a Secured Claim.

I.82 "Voting Deadline" shall mean the date by which the Ballots that accompany this Plan must be received by the Balloting Agent, which date is set forth in the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code with respect to this Plan.

I.83 "Wage Payment Amount" shall mean the amount paid to a Claimant pursuant to the Wage Priority Order.

I.84 "Wage Payment Order" shall mean the order of the Bankruptcy Court, dated May 4, 2000, pursuant to which, inter alia, the Bankruptcy Court authorized the Debtor to pay Claims entitled to priority pursuant to Sections 507(a)(3) and 507(a)(4) of the Bankruptcy Code.

I.85 "Wage Priority Amount" shall have the meaning set forth in Section 4.01 of this Plan.

                                   ARTICLE II
                NON-CLASSIFIED CLAIMS AND ADMINISTRATIVE EXPENSES

II.1     Allowed Administrative Expense Claims
         Except as may otherwise be provided below, Allowed Administrative Expenses (other than Claims for compensation and reimbursement of expenses of Professional Persons) will be paid on the Effective Date, or soon thereafter as is practicable, or in accordance with such other terms as may have been agreed to by the Debtor and the holder of an Allowed Administrative Expense. If such Claim becomes Allowed after the Effective Date, it shall be paid within five (5) Business Days after allowance. Each Professional Person retained or requesting compensation in the Chapter 11 Case shall be required to file an application for allowance of final compensation and reimbursement of expenses in the Chapter 11 Case on or before thirty (30) days after the Effective Date. Objections to any application made under this Section 2.01 shall be filed on or before a date to be fixed and determined by the Bankruptcy Court in the Confirmation Order or such other order. All payments for services rendered and reimbursement of expenses incurred by Professional Persons subsequent to the Confirmation Date shall be paid by the Debtor in accordance with ordinary business terms and without the need for further Court order. The Debtor acknowledges that the Ad Hoc Committee has made a substantial contribution in the Chapter 11 Case and has been of benefit to the Debtor's Estate. The Debtor shall not object to the payment of the reasonable fees and expenses of the Ad Hoc Committee (as determined in accordance with Section 503(b) of the Bankruptcy Code) including without limitation, the reasonable fees and expenses of counsel to the Ad Hoc Committee.

II.2     Officer Administrative Claims
         The Confirmation Order shall constitute an order, pursuant to Bankruptcy Rule 9019, settling the Officer Administrative Claims, approving the Officer Settlement Agreement and authorizing the Debtor to enter into the Officer Settlement Agreement. In return for relinquishing and settling the Officer Administrative Claims, the holders of such claims shall receive, on the Effective Date or as soon thereafter as is practicable, $1.2 million in Cash and 1,000,000 shares of New Common Stock in the aggregate. The Officer Claim Holders shall have the right to allocate the Cash and New Common Stock to be received by them under the Plan as they shall mutually agree, provided that they jointly advise the Debtor, no later than five (5) Business Days prior to the Effective Date, as to such allocation. In the event the Officer Claim Holders do not timely notify the Debtor as to this allocation, the Debtor shall distribute the Cash and Common Stock, Pro Rata. As more fully set forth in Section 5.02 and in the Officer Settlement Agreement, Messrs. Gerald N. Agranoff, Asher B. Edelman and Phillip P. Krumb shall execute new employment agreements as of the Effective Date, copies of which are annexed to the Disclosure Statement.

II.3     Administrative Expense Bar Date for Disputed Expenses

         Unless a payment date is otherwise established by an order of the Bankruptcy Court, and other than Administrative Expense Claims of Professional Persons, motions for payment of Administrative Expenses subject to dispute by the Debtor shall be served on the Debtor's counsel and filed with the Court within twenty (20) days of the entry of the Confirmation Order. Any Person or Governmental Unit that is required to file and serve a motion for payment of an Administrative Expense that fails to do so timely shall be forever barred, estopped and enjoined from asserting such Administrative Expense against the Debtor and its estate.

II.4     Priority Tax Claims
         At the option of the Debtor, each holder of a Priority Tax Claim will receive Cash equal to the full Allowed amount of its Claim either (i) on the later of the Effective Date, and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable; or (ii) in equal quarterly Cash installments of principal and interest, over a period not exceeding six (6) years after the date of assessment of such Claim of a value, as of the Effective Date, equal to the Allowed amount of such Claim, with interest (a) with respect to federal taxes, at a fixed annual rate equal to the federal statutory rate as provided in 26 U.S.C. ss. 6621 over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim and (b) with respect to state and city taxes, at the rate applicable under state or local law or if no such rate is provided, at 6% per annum.

                                   ARTICLE III
                     CLASSIFICATION OF CLAIMS AND INTERESTS

III.1    Unclassified Claims
         As provided in Article II, Administrative Expenses, Priority Tax Claims of the kinds specified in Sections 507(a)(1) and 507(a)(8) of the Bankruptcy Code and the Officer Administrative Claims have not been classified and are excluded from the following Classes in accordance with Section 1123(a)(1) of the Bankruptcy Code.

III.2    Classified Claims and Interests
         The Plan provides for the following Classes of Claims and Interests:
         (a)      Class 1 -  Non-Tax Priority Claims
                  ----------------------------------
                  This Class includes all priority Claims under Section 507(a) of the Bankruptcy Code other than Claims under Section 507(a)(8) of the Bankruptcy Code. This Class is unimpaired within the meaning of Section 1124 of the Bankruptcy Code.
         (b)      Class 2 - Unsecured Claims
                  This Class consists of Unsecured Claims not included in any other Class, and includes all Claims arising out of ownership of the Debentures. This Class is impaired within the meaning of Section 1124 of the Bankruptcy Code.
         (c)      Class 3 - Exchangeable Preferred Shareholders
                  This Class of Interests consists of holders of the Debtor's Exchangeable Preferred Stock. This Class is impaired within the meaning of Section 1124 of the Bankruptcy Code.

         (d)      Class 4 - Common Shareholders
                  This Class of Interests consists of holders of the Debtor's Common Stock. This Class is impaired within the meaning of
                  Section 1124 of the Bankruptcy Code.
         (e)      Class 5 - Option Holders
                  This Class of Interests consists of the holders of all unexpired Options. This Class is impaired within the meaning of Section 1124 of the Bankruptcy Code.

III.3    Class Acceptance Requirements
         Class 2 Unsecured Claims shall have accepted the Plan if it is accepted by at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the Allowed Claims that have voted on the Plan. Classes 3 and 4, holders of Exchangeable Preferred Stock and Common Stock, shall have accepted the Plan if it is accepted by more than two-thirds (2/3) of the Allowed Interests in each Class that have voted on the Plan.

                                   ARTICLE IV
                        TREATMENT OF CLAIMS AND INTERESTS

IV.1      Non-Tax Priority Claims (Class 1)
         On the Effective Date, or as soon thereafter as is practicable, each holder of an Allowed Non-Tax Priority Claim as of the Confirmation Date shall receive on account of such Claim the Allowed amount of such Claim in Cash. All Allowed Priority Non-Tax Claims which are not due and payable on or before the Effective Date shall be paid in the ordinary course of business in accordance with the terms thereof. To the extent that a holder of an Allowed Claim in this Class entitled to priority treatment pursuant to Sections 507(a)(3) or 507(a)(4) of the Bankruptcy Code has received payment pursuant to the Wage Payment Order up to the maximum priority amount permitted by said sections ("Wage Priority Amount"), the Claimant shall not receive any further Distribution on account of his/her Allowed Non-Tax Priority Claim. To the extent the holder has a Claim which would have otherwise been entitled to priority under Sections 507(a)(3) or 507(a)(4) of the Bankruptcy Code except that it exceeds the Wage Priority Amount, such excess shall be treated as an Unsecured Claim.

IV.2     Unsecured Claims (Class 2)

         On the Effective Date, or as soon thereafter as is practicable, each holder of an Allowed Unsecured Claim as of the Confirmation Date shall receive its Pro Rata Share of (i) the UC Cash Distribution; (ii) the UC New Common Stock Distribution and (iii) the UC Beneficial Interests. If the UC Cash Distribution is not distributed to holders of Allowed Unsecured Claims on or before January 31, 2001 due to reasons solely within the control of the Debtor, the holders of Class 2 Allowed Unsecured Claims shall be entitled to receive any interest or other income earned on the UC Cash Distribution from March 1, 2001 forward. Such interest shall be distributed to holders of Class 2 Allowed Unsecured Claims at the time they receive the UC Cash Distribution. All reasonable unpaid fees, costs, charges and any other expenses incurred under the Indenture prior to the Petition Date and through October 2, 2000 not to exceed $38,500 in the aggregate, which amount includes any reasonable fees and expenses of professionals retained by the Indenture Trustee incurred through October 2, 2000, shall be paid by the Debtor to the Indenture Trustee on the Effective Date, without Court approval. All reasonable fees, costs, charges and expenses payable to the Indenture Trustee under the Indenture not to exceed $27,500 in the aggregate (which includes the sum of $10,000 to act as a Disbursing Agent under the Plan), including any such items incurred by the Indenture Trustee in its capacity as a Disbursing Agent under this Plan incurred by the Indenture Trustee after October 2, 2000, shall be paid by the Reorganized Debtor in accordance with the Indenture, without further Court approval. In addition, Debtor shall indemnify the Indenture Trustee for its activities in connection with balloting and Distributions under this Plan in accordance with, and to the same extent provided in, the Indenture. In the event the Debtor disagrees with any fee, cost, charge or expense of the Indenture Trustee incurred after September 29, 2000 and other than its capacity as a Disbursing Agent, it shall pay the undisputed portion as provided in this section and promptly move in the Bankruptcy Court for a determination as to the propriety of any disputed fee, cost, charge or expense.

IV.3     Exchangeable Preferred Shareholders (Class 3)
         On the Effective Date, or as soon thereafter as is practicable, each record holder of Exchangeable Preferred Stock as of the Confirmation Date shall receive the holder's Pro Rata Share of (i) 2,350,000 shares of New Common Stock and (ii) a certificate evidencing the holder's Pro Rata Share of the Exchangeable Preferred PLT Interest. On the Effective Date, all shares of Exchangeable Preferred Stock shall be cancelled and extinguished and all certificates representing the Exchangeable Preferred Stock shall become void without the need for further action.

IV.4     Common Shareholders (Class 4)
         On the Effective Date, or as soon thereafter as is practicable, each record holder of Common Stock as of the Confirmation Date shall receive the holder's Pro Rata Share of 4,150,000 shares of New Common Stock. On the Effective Date all shares of Common Stock shall be cancelled and extinguished and all certificates representing the Common Stock shall become void without the need for further action.

IV.5     Option Holders (Class 5)
         On the Effective Date, all Options issued by the Debtor shall be cancelled and the holders thereof shall receive no Distributions under this Plan on account of the Options and all such holders shall be deemed to have rejected this Plan.

                                    ARTICLE V
                    PROVISIONS REGARDING CORPORATE GOVERNANCE
                    AND MANAGEMENT OF THE REORGANIZED DEBTOR
                      AND THE ISSUANCE OF NEW COMMON STOCK

V.1      Board of Directors
         As of the Effective Date, the board of directors of Reorganized Dynacore shall initially consist of seven (7) members, three (3) of whom shall be designated by the Creditors' Committee in writing prior to the Confirmation Hearing and the remainder of whom shall be designated by the Debtor in writing prior to the Confirmation Hearing. The board of directors of Reorganized Dynacore will select a chairman of the board of directors of Reorganized Dynacore at its initial meeting to be held no later than five (5) Business Days after the Effective Date. Such initial board of directors shall be deemed appointed pursuant to the Confirmation Order, such appointment shall be deemed ratified by the initial holders of New Common Stock and the board of directors shall be fully authorized to take such actions necessary to consummate this Plan and to operate Reorganized Dynacore's business.

V.2      Officers of Reorganized Datapoint
         The officers of the Debtor immediately prior to the Effective Date shall serve as the initial officers of Reorganized Dynacore on and after the Effective Date. Such officers shall serve in accordance with their new employment agreements attached as exhibits to the Disclosure Statement, or with respect to any officer who does not have an employment agreement, at the pleasure of the board of directors.

V.3      Amended Certificate of Incorporation and Amended Dynacore By-Laws
         The adoption of the proposed amended Certificate of Incorporation and amended by-laws attached to the Disclosure Statement will be deemed to have occurred and be effective as of the Effective Date without any further action by the directors or stockholders of the Debtor or the Reorganized Debtor. On the Effective Date or as soon thereafter as is practicable, Dynacore will file with the Secretary of State of the State of Delaware, in accordance with Sections 103 and 303 of the Delaware General Corporation Law, the amended and restated Certificate of Incorporation and such shall be the certificate of incorporation for Reorganized Dynacore. The amendment shall include a provision prohibiting the issuance of non-voting equity securities.

V.4       Securities to be Issued Pursuant to this Plan:  New Common Stock
          ----------------------------------------------------------------
         On the Effective Date, pursuant to this Plan, the issuance by Reorganized Dynacore of 10,000,000 shares of New Common Stock shall be authorized without further act or action under applicable laws, regulations, rules or orders. Holders of New Common Stock will have the right to participate proportionately in any dividends distributed by Reorganized Dynacore. Reorganized Dynacore will use reasonable efforts to have the New Common Stock listed on a nationally recognized market or exchange provided that the costs of doing so are reasonable as determined by Dynacore's board of directors.

V.5      Cancellation of Existing Equity Interests
         As of the Effective Date, all existing Equity Interests shall, without any further action, be cancelled, annulled and extinguished and all certificates representing such Equity Interests shall be void.

                                   ARTICLE VI
                          ESTABLISHMENT OF THE PL TRUST

VI.1      Creation of the PL Trust
          -------------------------
         On the Effective Date, and pursuant to the terms of the Confirmation Order, or such other applicable order of the Bankruptcy Court authorizing and approving the establishment of the PL Trust, the Reorganized Debtor shall execute the PLT Agreement and shall be deemed to have transferred to the PL Trust all of its right, title and interest in the Patent Litigations. On the Effective Date, or as soon thereafter as is practicable, the Initial PLT Trustees may cause the PL Trust to issue and distribute PLT Certificates in accordance with provisions of Article III of this Plan or to otherwise reflect ownership of Beneficial Trust Interests as set forth in Section 7.03.

                                   ARTICLE VII
                    MEANS OF DISTRIBUTION AND IMPLEMENTATION

VII.1    Cash Distributions
         On the Effective Date, Reorganized Dynacore shall deposit Cash with the Indenture Trustee in the amount equal to the aggregate Pro Rata Share of Cash to which Debenture Holders are entitled under this Plan and the Indenture Trustee shall act as Disbursing Agent and shall distribute the Cash Pro Rata to each Debenture Holder as of the Confirmation Date. With respect to all other Cash Distributions required under this Plan, the Debtor shall act as its own Disbursing Agent.

VII.2    Stock Distributions
         On the Effective Date, Reorganized Dynacore shall issue 10,000,000 shares of New Common Stock of which (i) 6,500,000 shares shall be deposited with the Transfer Agent, who shall as soon as practicable thereafter distribute 2.35 million shares of the New Common Stock Pro Rata to the record holders of Exchangeable Preferred Stock and 4.15 million shares of New Common Stock Pro Rata to the record holders of Common Stock as of the Confirmation Date, in accordance with the terms of this Plan; (ii) the Pro Rata Share of the 2,500,000 shares to be distributed to Debenture Holders shall be deposited with the Indenture Trustee for Distribution to Debenture Holders as of the Confirmation Date, Pro Rata, with the Distribution of Cash under Section 7.01 hereof; and (iii) the remaining shares shall be distributed by the Debtor to all non-Debenture Holder Class 2 Claimants and to the Officer Claim Holders in accordance with the terms of this Plan.

VII.3    PLT Certificate Distributions
         On the Effective Date, or as soon thereafter as is practicable, the Initial Trustees shall deliver a PLT Certificate to Reorganized Dynacore evidencing its fifty-six and one-half percent (56- 1/2 %) ownership interest in the PL Trust. In lieu of actual Distribution of PLT Certificates to Class 2 Claimants and holders of Class 3 Exchangeable Preferred Stock, the Initial Trustees may, in their sole discretion, reflect the ownership of the Beneficial Interests by Class 2 Claimants and Class 3 Interest holders by a recordation in the PL Trust's books and records in such manner as the Initial Trustees, in their sole discretion, deem appropriate. In the event the Initial Trustees determine to issue PLT Certificates to Class 2 Claimants and Class 3 Interest holders, they shall make appropriate arrangements for the Distribution of the PLT Certificates.

VII.4    Distributions by Indenture Trustee as Disbursing Agent
         As soon as reasonably practicable after distribution to the Indenture Trustee of the property to be distributed to the Indenture Trustee under Section 4.02 of this Plan, the Indenture Trustee shall make Pro Rata Distribution to holders of Allowed Unsecured Claims whose Claims arise out of ownership of the Debentures in the manner set forth in the Indenture and this Article VII, provided, however, that upon request of the Indenture Trustee, holders of such Claims shall be required, prior to receiving Distributions pursuant to this section, to (a) surrender to the Indenture Trustee the Debentures representing such Claims, or
         (b) provide an affidavit certifying that such Debentures are lost, with an appropriate indemnification of the Debtor, the Estate and the Reorganized Debtor. The Indenture Trustee's obligations to act as a Disbursing Agent shall expire as six months from the Expiration Date.

VII.5    Distribution by Reorganized Debtor of Recoveries from PL Trust
         --------------------------------------------------------------
         After reimbursement of all expenses, costs and repayment of any advances made or incurred in connection with the PL Trust, and payment of all taxes due as a result of any distribution to it ("Net Distributions"), the Reorganized Debtor shall distribute seventy-five percent (75%) of any Net Distribution from the first $100 million in total distributions that it actually receives from the PL Trust on account of its Beneficial Trust Interests therein, to the holders of New Common Stock. These distributions shall be made at such time, and on such dates as the Board of Directors of Reorganized Dynacore deems appropriate, provided, however, that all such amounts to be distributed hereunder shall be distributed no later than forty-five (45) days after receipt by Reorganized Dynacore of its final distribution from the PL Trust.

VII.6    Miscellaneous Distribution Provisions
         (a)      Date of Distributions

                  Unless otherwise provided herein, any Distributions to be made hereunder shall be made on the Effective Date or as soon as practicable thereafter and deemed made on the Effective Date. In the event that any Distribution or act under this Plan is required to be made or performed on a date that is not a Business Day, then the making of such Distribution or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.
         (b)       Delivery of Distributions
                  Subject to Bankruptcy Rule 9010, all Distributions to any holder of an Allowed Claim or Allowed Equity Interest shall be to the address of such holder as set forth on the Schedules, or the books of the Debtor, the Indenture Trustee or the Transfer Agent unless the Debtor has been notified in writing of a change of address, including, without limitation, by filing of a proof of Claim by such holder that contains an address for such holder different from the address reflected in the Schedules or records of the Debtor, the Indenture Trustee or the Transfer Agent. In the event that any Distribution to any holder is returned as undeliverable, the appropriate Disbursing Agent shall use reasonable efforts to determine the current address of such holder, but no Distribution to such holder shall be made unless and until the Disbursing Agent has determined the then current address of such holder, at which time such Distribution shall be made to such holder without interest provided that such Distributions shall be deemed unclaimed property under Section 347(b) of the Bankruptcy Code at the expiration of one year from the Effective Date. After such date, all unclaimed property or interests in property shall revert to the Debtor, and the Claim of any other holder of such property or interest in property shall be discharged and forever barred. All unclaimed shares of New Common Stock shall be cancelled by the Reorganized Debtor or added to treasury, in the Reorganized Debtor's discretion.
         (c)      Fractional Shares
                  No fractional shares of New Common Stock shall be distributed. For purposes of Distribution, fractional shares of New Common Stock shall be rounded down to the previous whole number.
         (d)      Setoffs and Recoupment
                  The Debtor may, but shall not be required to, set off against, or recoup from, any Claim and the payments to be made pursuant to the Plan in respect of such Claim, any Claims of any nature whatsoever that the Debtor may have against the Claimant, but neither the failure to do so nor allowance of any Claim hereunder shall constitute a waiver or release by the Debtor of any such Claim it may have against the Claimant.
         (e)      Distributions After Effective Date
                  Distributions made after the Effective Date to holders of Disputed Claims that are not Allowed Claims as of the Effective Date but which later become Allowed shall be deemed to have been made on the Effective Date.

                                  ARTICLE VIII
                 RIGHTS AND OBLIGATIONS OF THE DISBURSING AGENTS

VIII.1   Exculpation
         The Disbursing Agents, from and after the Effective Date, are hereby exculpated by all Persons, holders of Claims and Equity Interests, entities, and parties in interest receiving Distributions under this Plan, from any and all claims, causes of action, and other assertions of liability (including breach of fiduciary duty) arising out of such Disbursing Agent's discharge of the powers and duties conferred upon it by this Plan or any order of the Bankruptcy Court entered pursuant to or in furtherance of this Plan, or applicable law, except for actions or omissions arising out of each Disbursing Agent's gross negligence or willful misconduct. No current holder of a Claim or an Equity Interest, or representative thereof, shall have the right to pursue any claim or cause of action (i) against any Disbursing Agent for making payments in accordance with this Plan, or for implementing the provisions of this Plan, or (ii) against any holder of a Claim for receiving or retaining payments or other Distributions as provided for by this Plan.

VIII.2   Powers of the Disbursing Agents
         The Disbursing Agents shall be empowered to (i) take all steps and execute all instruments and documents necessary to effectuate this Plan; (ii) make Distributions contemplated by this Plan; (iii) comply with this Plan and the obligations thereunder; (iv) employ, retain, or replace professionals to represent them with respect to their responsibilities; and (v) exercise such other powers as may be vested in them pursuant to order of the Court or pursuant to this Plan, or as they reasonably deem to be necessary and proper to carry out the provisions of this Plan.

VIII.3   Duties of the Disbursing Agents
         The Disbursing Agents shall have the duties of carrying out the provisions of this Plan, which shall include taking or not taking any action which the Disbursing Agents deem to be in furtherance of this Plan, including, from the date of a Disbursing Agent's appointment, making payments and conveyances and effecting other transfers necessary in furtherance of this Plan.

VIII.4   Fees of Disbursing Agents
         The Reorganized Debtor shall promptly pay all reasonable fees, costs, charges and expenses incurred by the Disbursing Agents in connection with their services as Disbursing Agents without Court order.

                                   ARTICLE IX
             PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN

IX.1     Disputed Claims
         Except as to applications for allowances of compensation and reimbursement of expenses under Sections 330 and 503 of the Bankruptcy Code, the Debtor and the Creditors' Committee each shall have the exclusive right to make and file objections to Administrative Expense Claims, Claims and Equity Interests subsequent to the Confirmation Date. All objections shall be litigated to Final Order, provided, however, that the Debtor, with the consent of the Creditors' Committee, shall have the authority to compromise, settle, otherwise resolve or withdraw any objections without approval of the Bankruptcy Court. Unless otherwise ordered by the Bankruptcy Court, the Debtor and the Creditors' Committee each may file all objections to Administrative Expense Claims that are the subject of proofs of Claim or requests for payment filed with the Bankruptcy Court (other than applications for allowances of compensation and reimbursement of expenses), Claims and Equity Interests and serve such objections upon the holder of the Administrative Expense Claim, Claim or Equity Interest as to which the objection is made.

IX.2     No Distributions Pending Allowance
         Notwithstanding any other provision hereof, if any portion of a Claim or Equity Interest is a Disputed Claim or Disputed Equity Interest, no payment or Distribution provided hereunder shall be made on account of such Claim or Interest unless and until such Disputed Claim or Disputed Equity Interest is Allowed.

IX.3     Distributions After Allowance
         To the extent that a Disputed Claim or Disputed Equity Interest ultimately becomes an Allowed Claim or Allowed Equity Interest, a Distribution shall be made to the holder of such Allowed Claim or Allowed Equity Interest in accordance with the provisions of this Plan. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim or Disputed Equity Interest becomes a Final Order, the appropriate Disbursing Agent shall provide to the holder of such Claim or Equity Interest the Distributions to which such holder is entitled under this Plan.

     IX.4  Voting  Rights of Holders of  Disputed  Claims  and  Disputed  Equity
Interests Pursuant to Bankruptcy Rule 3018(a), a Disputed Claim or Disputed Equity Interest will not be counted for purposes of voting on this Plan to the extent it is disputed, unless an order of the Bankruptcy Court is entered after notice and a hearing temporarily allowing the Disputed Claim or Disputed Equity Interest for voting purposes under Bankruptcy Rule 3018(a). Such disallowance for voting purposes shall be without prejudice to the holders of such Disputed Claim or Disputed Equity Interest seeking to have such Disputed Claim or Disputed Equity Interest Allowed for purposes of Distribution under this Plan.

                                    ARTICLE X
              TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

X.1      Rejected If Not Assumed
         This Plan constitutes and incorporates a motion by the Debtor to reject, and the Confirmation Order shall be deemed to be an order authorizing the rejection of, all executory contracts and unexpired leases to which the Debtor is a party and which have not on or before the Confirmation Date been (i) rejected by Bankruptcy Court order or by operation of law, (ii) expressly assumed or rejected pursuant to an order of the Bankruptcy Court prior to the Confirmation Date, or (iii) included in a motion to assume or reject made by the Debtor which is pending before the Bankruptcy Court on the Confirmation Date. Nothing herein will be deemed to extend any deadline previously set by the Court for filing proofs of Claims, including with regard to contracts and leases heretofore rejected by Court order. If for any reason a prior order of the Court setting a deadline for the filing of proofs of Claims is found to be not applicable to the damages resulting from the rejection of an executory contract, such Claim for damages shall nevertheless be forever barred and shall not be enforceable against the Debtor or its Estate unless a proof of Claim is filed with the Bankruptcy Court not later than thirty (30) days after entry of the Confirmation Order.

                                   ARTICLE XI
                              CONDITIONS PRECEDENT

XI.1     Conditions Precedent to Effective Date
         The occurrence of the Effective Date of this Plan is subject to the following conditions precedent: (1) the Confirmation Order shall have become a Final Order; (2) the Sale Order shall have become a Final Order; (3) the Bankruptcy Court shall have approved the Officer Settlement Agreement either as part of the Confirmation Order or by separate order which shall become a Final Order; (4) the aggregate amount of all Allowed Unsecured Claims and the estimated amounts (for distribution purposes) of all other Unsecured Claims, including Disputed Claims, if any, shall not exceed $64 million; (5) Reorganized Dynacore shall have in place directors and officers liability insurance in form, substance and amount reasonably acceptable to the Creditors' Committee; (6) Reorganized Dynacore's charter and by-laws shall be executed and delivered in form and substance reasonably acceptable to the Creditors' Committee; and (7) all other actions and all agreements, instruments or other documents necessary to implement the terms and provisions of this Plan shall have been effected. In the event any of the orders identified in this section have not become Final Orders, except for an order approving the Officer Settlement Agreement, because they are subject to a pending appeal or appeals, the conditions to the Effective Date set forth in this section shall be deemed to have occurred unless any of such orders is subject to a stay.

XI.2     Waiver of Conditions Precedent
         Except for condition "1", set forth in Section 11.01, each of the conditions precedent in Section 11.01 may be waived, in whole or in part, by the Debtor only with the written consent of the Creditors' Committee except that the condition in Section 11.01(3) can only be waived with the written consent of the Officer Claim Holders. Any such waiver of a condition precedent in Section 11.01 hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any formal action (other than by the Debtor and the Creditors' Committee or with respect to Section 11.01(3), by the Officer Claim Holders).

                                   ARTICLE XII
                       EFFECT OF CONFIRMATION OF THIS PLAN

XII.1    Continued Corporate Existence
         The Reorganized Debtor shall continue to exist after the Effective Date with all powers of a corporation under the laws of the State of Delaware and without prejudice to any right to alter or terminate such existence (whether by merger or otherwise) under Delaware law; and the Reorganized Debtor may operate its business free of any restrictions imposed by the Bankruptcy Code, the Bankruptcy Rules or by the Court, subject only to the terms and conditions of this Plan and the Confirmation Order.

XII.2    Vesting of Assets
         Except as otherwise expressly provided in this Plan, on the Effective Date the Reorganized Debtor shall be vested with all of the property of the Estate free and clear of all Claims, liens, encumbrances, charges and other interests of Claimants and holders of Equity Interests.

XII.3    Discharge of the Debtor
         The rights afforded herein and the treatment of all Claims and Equity Interests herein shall be in exchange for and in complete satisfaction, discharge, and release of all Claims and Equity Interests of any nature whatsoever, including any interest accrued on such Claims from and after the Petition Date against the Debtor, the Reorganized Debtor, or any of its assets or properties, and the Released Parties, arising prior to the Effective Date. Except as otherwise expressly specified in this Plan, the Confirmation Order shall act, as of the Effective Date, as a discharge of all debts of, Claims against, liens on, and Equity Interests in the Debtor, its assets and properties, arising at any time prior to the Effective Date, regardless of whether a proof of Claim or Equity Interest with respect thereto was filed, whether the Claim or Equity Interest is Allowed, or whether the holder thereof votes to accept this Plan or is entitled to receive a Distribution hereunder. Except as otherwise expressly specified in this Plan, after the Effective Date, any holder of such discharged Claim or Equity Interest shall be precluded from asserting against the Debtor, the Reorganized Debtor, or any of its assets or properties, any other or further Claim or Equity Interest based on any document, instrument, act, omission, transaction, or other activity of any kind or nature that occurred before the Effective Date.

XII.4    Injunction
         Except as otherwise expressly provided in this Plan, the Confirmation Order, or a separate order of the Court, all Entities who have held, hold, or may hold Claims against or Equity Interests in the Debtor which arose before or were held as of the Effective Date, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind against the Debtor or any Released Party, with respect to any such Claim or Equity Interest, (b) the enforcement, attachment, collection, or recovery by any manner or means of any judgment, award, decree, or order against the Debtor or any Released Party on account of any such Claim or Equity Interest, (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtor or any Released Party or against the property or interests in the Estate or any Released Party on account of any such Claim or Equity Interest and/or (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from the Debtor or any Released Party or against the Estate or any Released Party on account of any such Claim or Equity Interest. Such injunction shall extend to successors of the Debtor (including, without limitation, the Reorganized Debtor) and the Released Parties and their properties and interests in property.

XII.5 Extinguishment of Causes of Action Under the Avoiding Power Provisions On the Effective Date, all rights, claims, causes of action, avoiding powers, suits and proceedings arising under Sections 544, 545, 547, 548, 549 and 553 of the Bankruptcy Code shall be extinguished whether or not then pending. The Reorganized Debtor shall have, retain, reserve, and be entitled to assert all other Claims, causes of action, rights of setoff and other legal or equitable defenses which the Debtor had immediately prior to the Petition Date as fully as if the Chapter 11 Case had not been commenced; and all of the Reorganized Debtor's legal and equitable rights respecting any such Claim which is not specifically waived, extinguished or relinquished by this Plan may be asserted after the Effective Date to the same extent as if the Chapter 11 Case had not been commenced.

XII.6    Votes Solicited in Good Faith
         The Released Parties have, and upon confirmation of this Plan shall be deemed to have, solicited acceptances of this Plan in good faith and in compliance with the applicable provisions of the Bankruptcy Code. The Released Parties participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the issuance of the securities offered under this Plan and therefore have not, and on account of such issuance and solicitation will not, be liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of this Plan or the offer and issuance of the securities under this Plan.

XII.7    The Debtor's Release

         On the Effective Date, the Debtor, on behalf of itself and the Estate, shall be deemed to release unconditionally all of its respective
         officers,  directors,   employees,   advisors,   attorneys,   financial
         advisors, accountants and other professionals, each of the Creditors' Committee members, the Creditors' Committee's counsel and financial advisor, each member of the Ad Hoc Committee, the Ad Hoc Committee's counsel and financial advisor, each member of the Ad Hoc Committee of Preferred Stockholders, the Ad Hoc Committee of Preferred Stockholders' counsel and financial advisor, the Indenture Trustee and its counsel, and each of their representatives and agents (including any professionals retained by such Persons or Entities) (individually, a "Released Party" and collectively, the "Released Parties") from any and all claims, obligations, suits, judgments, damages, rights, causes of action and liabilities whatsoever, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, based in whole or in part upon actions taken in their respective capacities described above or any omission, transaction, event or other occurrence taking place on or prior to the Effective Date in any way relating to the Debtor, the Chapter 11 Case or this Plan, except that (i) no individual shall be released from any act or omission that constitutes gross negligence or willful misconduct as determined by Final Order of the Bankruptcy Court, and (ii) the Reorganized Debtor shall not relinquish or waive the right to assert any of the foregoing as a legal or equitable defense or right of set-off or recoupment against any claims of any such Persons or Entities asserted against the Debtor.

XII.8    Exculpation, Release and Injunction of Released Parties
         The Debtor, the Reorganized Debtor and the Released Parties (i) shall have no liability whatsoever to any holder or purported holder of an Administrative Expense Claim, Claim, or Equity Interest for any act or omission in connection with, or arising out of, this Plan, the Disclosure Statement, the negotiation of this Plan, the negotiation of any Plan Document, the pursuit of approval of the Disclosure Statement or the solicitation of votes for confirmation of this Plan, the Chapter 11 Case, the consummation of this Plan, the administration of this Plan or the property to be distributed under this Plan, or any transaction contemplated by this Plan or the Disclosure Statement or in furtherance thereof, except for willful misconduct or gross negligence as determined by a Final Order, and (ii) in all respects, shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under this Plan. This exculpation shall be in addition to, and not in limitation of, all other releases, indemnities, exculpations and any other applicable laws or rules protecting such Released Parties from liability.

XII.9     Term of Bankruptcy Injunction or Stays
         All injunctions or stays provided for in the Chapter 11 Case under Sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

XII.10   Preservation of Insurance
         The Debtor's discharge and release from all Claims as provided herein, except as necessary to be consistent with this Plan, shall not diminish or impair the enforceability of any insurance policy that may cover Claims against the Debtor, the Reorganized Debtor (including, without limitation, its officers and directors) or any other Person or Entity.

XII.11 Officers' and Directors' Indemnification Rights and Insurance Notwithstanding any other provision of this Plan, the obligations of the Debtor to indemnify its present directors, officers, and employees against any obligations, liabilities, costs or expenses pursuant to the Certificate of Incorporation or by-laws of the Debtor, applicable state law, specific agreement, or any combination of the foregoing, shall survive the Effective Date.

                                  ARTICLE XIII
                            RETENTION OF JURISDICTION

XIII.1   Scope of Jurisdiction
         Pursuant to Sections 1334 and 157 of title 28 of the United States Code, the Bankruptcy Court shall retain and have exclusive jurisdiction of all matters arising in, arising under, and related to the Chapter 11 Case and this Plan pursuant to, and for the purpose of Sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:
         (a) To hear and determine pending applications for the assumption or rejection of executory contracts or unexpired leases pending on the Confirmation Date and the allowance of Claims resulting therefrom;
         (b) To hear and determine any and all adversary proceedings, applications, and contested matters, including any remands of appeals, pending on the Effective
                  Date;
         (c)      To  ensure  that   Distributions  to  holders  of  Allowed
                  Claims and Allowed Interests are accomplished as provided by this Plan;
         (d)      To resolve disputes as to the ownership of any Claim or
                  Equity Interest;
         (e) To hear and determine any timely objections to or applications concerning Claims or the allowance, classification, priority, compromise, estimation, or payment of any Administrative Expense, Claim, or Equity Interest.
         (f) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, reversed, or vacated;
         (g) To enter and implement such orders as may be necessary or appropriate to execute, interpret, implement, consummate, or enforce this Plan and the transactions contemplated thereunder;
         (h) To consider any modification of this Plan pursuant to Section 1127 of the Bankruptcy Code, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including, without limitation, the Confirmation Order;
         (i)      To  hear  and  determine   applications  for  compensation
                  and   reimbursement  of  expenses  of Professional Persons
                  under sections 330, 331 and 503(b) of the Bankruptcy Code;
         (j) To hear and determine disputes arising in connection with the execution, interpretation, implementation, consummation, or enforcement of this Plan;
         (k) To hear and determine any issue for which this Plan requires a Final Order of the Court;

         (l) To enter and implement orders and to take such other actions as may be necessary or appropriate to restrain interference by any Person or Entity with the consummation or implementation of this Plan, including, without limitation, to issue, administer, and enforce injunctions, releases, assignments, or indemnity obligations contained in this Plan and the Confirmation Order;
         (m) To hear and determine motions seeking a compromise, settlement, release, or abandonment of any Contested Claim or Designated Claim or any claim or cause of action arising on or before the Effective Date by or against the Debtor;
         (n) To recover all assets of the Debtor and property of the Estate, wherever located;
         (o) To hear and determine matters concerning state, local, and federal taxes in accordance with Sections 346, 505, and 1146 of the Bankruptcy Code;
         (p) To hear and determine any other matter not inconsistent with the Bankruptcy Code and title 28 of the United States Code that may arise in connection with or related to this Plan; and
         (q)      To enter a final decree closing the Chapter 11 Case.

XIII.2   The PL Trust
         The Bankruptcy Court shall have concurrent jurisdiction with any other court of competent jurisdiction to hear all matters concerning the PL Trust (other than the Patent Litigations) including, by way of example and not limitation, matters pertaining to claims against, administration of, and distributions from, the PL Trust.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

XIV.1    Creditors' Committee
         The Creditors' Committee shall continue in existence after the Effective Date for the following limited purposes: (a) to participate in matters related to implementation and consummation of the Plan and the enforcement of the provisions thereof for a period not to exceed sixty (60) days after the Effective Date unless otherwise agreed to by the Reorganized Debtor, and (b) to review, prepare, and prosecute fee applications of Professional Persons. Except for these matters, after the Effective Date the Creditors' Committee shall have no authority or obligation to act as a committee or as a representative of holders of Class 2 Claimants.

XIV.2    Compliance with Tax Requirements
         In connection with this Plan, the Reorganized Debtor and the Disbursing Agents shall comply with all withholding and reporting requirements imposed by federal, state, local and foreign taxing authorities and all Distributions hereunder shall be subject to such withholding and reporting requirements.

XIV.3    Cancellation of Indenture

         As of the Effective Date, the Indenture shall be deemed cancelled, terminated, and deemed null and void and of no further force and effect, except as otherwise provided herein. The Debtor and the Indenture Trustee shall be released from any and all obligations under the Indenture except with respect to the payments required to be made to the Indenture Trustee in respect of its Claims, or with respect to such other rights of the Indenture Trustee that, pursuant to the terms of the Indenture, survive the termination of the Indenture. Termination of the Indenture shall not impair the rights of the holders of Claims to receive Distributions on account of such Claims pursuant to this Plan, and shall not impair the rights of the Indenture Trustee to enforce its charging lien created by law or the Indenture against the Distributions that are made to the Indenture Trustee for distribution to Claimants.

XIV.4    Payment of Statutory Fees
         All fees payable pursuant to Section 1930 of title 28 of the United States Code, as determined by the Bankruptcy Court at the Confirmation Hearing, shall be paid on or before the Effective Date and all such fees payable after the Effective Date shall be paid by the Reorganized Debtor.

XIV.5    Pre-Confirmation Modification
         This Plan may be altered, amended or modified prior to the entry of the Confirmation Order as provided in Section 1127 of the Bankruptcy Code.

XIV.6    Post-Confirmation Immaterial Modifications
         The Debtor or the Reorganized Debtor may, with the consent of the Creditors' Committee and without the approval of the Bankruptcy Court, and without notice to all holders of Claims and Interests, insofar as it does not materially adversely affect the interest of holders of Claims and Interests, correct any defect, omission or inconsistency in this Plan in such manner and to such extent as may be necessary to expedite the execution of this Plan.

XIV.7    Governing Law
         Unless a rule of law or procedure is supplied by federal law (including the Bankruptcy Code or Bankruptcy Rules), the laws of the State of Delaware (without reference to the conflicts of laws provisions thereof) will govern the construction and implementation of the Plan and any agreements, documents and instruments in connection with this Plan.

XIV.8    Notices
         All notices, requests or demands for payments shall be in writing and shall be deemed to have been given when personally delivered by hand or deposited in any depository under the control of the United States Postal Service or when received by courier or facsimile transmission. Notices shall be sent or delivered to:

                  -------------------------------------------------------------

                  Dynacore Holdings Corporation
                  717 Fifth Avenue
                  New York, NY 10022
                  Tel. No. (212) 371-7713
                  Fax No. (212) 750-9329
                  Attn:  Gerald N. Agranoff, Esq.
                  -------------------------------------------------------------
                  with a copy to:

                  -------------------------------------------------------------

                  Angel & Frankel, P.C.
                  460 Park Avenue
                  New York, NY 10022-1906
                  Tel. No. (212) 752-8000
                  Fax No. (212) 752-8393
                  Attn:  Joshua J. Angel, Esq. or Laurence May, Esq.
                  -------------------------------------------------------------
                  -------------------------------------------------------------

                  and

                  Andrews & Kurth L.L.P.
                  805 Third Avenue
                  New York, NY 10022
                  Tel. No. (212) 850-2800
                  Fax No. (212) 850-2929
                  Attn:  Paul N. Silverstein, Esq.
                  -------------------------------------------------------------

         or to any other address designated by Reorganized Dynacore to interested parties.

XIV.9    Post-Confirmation Date Service List
         From and after the Confirmation Date, all notices of appearance and demands for service of process filed with the Court prior to such date shall no longer be effective. No further notices, other than notice of entry of the Confirmation Order shall be required to be sent to such Entities.

XIV.10   Exemption From Certain Transfer Taxes
         Pursuant to Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of any securities (including the New Common Stock), instruments or documents, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, pursuant to, in furtherance of or in connection with, this Plan, including any deeds, bills of sale or assignments executed in connection with this Plan or the Confirmation Order, shall not be subject to any stamp tax, transfer tax, intangible tax, recording fee, or similar tax, charge or expense to the fullest extent provided for under Section 1146(c) of the Bankruptcy Code. The transfer and sale of significant assets of the Debtor pursuant to the Sale Order was a sale in contemplation of this Plan and therefore, all such actions taken pursuant to such sale are entitled to the exemptions provided for under Section 1146(c) of the Bankruptcy Code to the fullest extent permitted by said section.

XIV.11   Filing or Execution of Additional Documents
         On or before the Effective Date, the Debtor or the Reorganized Debtor will file with the Court or execute, as appropriate, such agreements and other documents as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan.

XIV.12   Section 1145 Exemption
         Pursuant  to, in  accordance  with,  and to the extent  provided  under section 1145 of the Bankruptcy Code, the issuance of the New Common Stock under this Plan is exempt from the registration requirements of
         Section 5 of the Securities Act, as amended, and any state or local law requiring registration for offer or sale of a security or registration or licensing of an issuer of, underwriter of, or broker or dealer in such New Common Stock and is deemed to be a public offering of New Common Stock.

Dated:   October __, 2000
----------------------------------------------------------- -------------------

                                               Respectfully Submitted,

                                               DYNACORE HOLDINGS CORPORATION

                                               By:   /s/ Gerald N. Agranoff
                                                     ----------------------
                                                        Title: _______________
----------------------------------------------------------- ------------------

                                TABLE OF CONTENTS
                                                                          Page

ARTICLE IDEFINITIONS ........................................................1
  1.01     "Ad Hoc Committee".................................................1
  1.02     "Ad Hoc Committee of Preferred Shareholders".......................1
  1.03     "Administrative Expense" or "Administrative Expense Claim".........1
  1.04     "Allowed"..........................................................1
  1.05     "Ballot"...........................................................1
  1.06     "Balloting Agent"..................................................2
  1.07     "Bankruptcy Code"..................................................2
  1.08     "Bankruptcy Court" or "Court"......................................2
  1.09     "Bankruptcy Rules".................................................2
  1.10     "Bar Date".........................................................2
  1.11     "Beneficial Trust Interest(s)".....................................2
  1.12     "Bonds" or "Debentures"............................................2
  1.13     "Business Day".....................................................2
  1.14     "Cash".............................................................2
  1.15     "Certificate of Incorporation".....................................2
  1.16     "Chapter 11 Case"..................................................2
  1.17     "Claim" or "Claims"................................................2
  1.18     "Claimant".........................................................3
  1.19     "Class"............................................................3
  1.20     "Code".............................................................3
  1.21     "Common Stock".....................................................3
  1.22     "Confirmation Date"................................................3
  1.23     "Confirmation Hearing".............................................3
  1.24     "Confirmation Order"...............................................3
  1.25     "Contested"........................................................3
  1.26     "Contingent Claim".................................................3
  1.27     "Court"............................................................3
  1.28     "Creditors' Committee".............................................4
  1.29     "Debentures".......................................................4
  1.30     "Debenture Holder(s)"..............................................4
  1.31     "Debtor" or "Debtor-in-Possession".................................4
  1.32     "Disallowed".......................................................4
  1.33     "Disbursing Agent(s)"..............................................4
  1.34     "Disclosure Statement".............................................4
  1.35     "Disputed".........................................................4
  1.36     "Distribution(s)"..................................................4
  1.37     "Dynacore".........................................................4
  1.38     "Effective Date"...................................................4
  1.39     "Entity"...........................................................4
  1.40     "Equity Interest"..................................................5
  1.41     "Estate"...........................................................5
  1.42     "Exchangeable Preferred PLT Interest"..............................5
  1.43     "Exchangeable Preferred Stock".....................................5
  1.44     "Executory Contract"...............................................5
  1.45     "Final Order"......................................................5
  1.46     "General Unsecured Claim"..........................................5
  1.47     "Governmental Unit"................................................5
  1.48     "Indenture" or "Trust Indenture"...................................5
  1.49     "Indenture Trustee"................................................5
  1.50     "Interest".........................................................5
  1.51     "Initial PLT Trustees".............................................5
  1.52     "New Common Stock".................................................6
  1.53     "Non-Tax Priority Claim"...........................................6
  1.54     "Officer Administrative Claim(s)"..................................6
  1.55     "Officer Claim Holders"............................................6
  1.56     "Officer Settlement Agreement".....................................6
  1.57     "Options"..........................................................6
  1.58     "Patent Litigations"...............................................6
  1.59     "Patent Litigation Trust"..........................................6
  1.60     "Person"...........................................................6
  1.61     "Petition Date"....................................................6
  1.62     "Plan".............................................................7
  1.63     "Plan Documents"...................................................7
  1.64     "PLT Beneficial Interests".........................................7
  1.65     "PLT Agreement"....................................................7
  1.66     "PLT Certificates".................................................7
  1.67     "PL Trust".........................................................7
  1.68     "Priority Tax Claim"...............................................7
  1.69     "Professional Persons".............................................7
  1.70     "Pro Rata" or "Pro Rata Share".....................................7
  1.71     "Released Party"...................................................7
  1.72     "Reorganized Debtor"  or "Reorganized Dynacore"....................7
  1.73     "Sale Order".......................................................7
  1.74     "Schedules"........................................................7
  1.75     "Secured Claim"....................................................8
  1.76     "Transfer Agent"...................................................8
  1.77     "Trust Indenture"..................................................8
  1.78     "UC Beneficial Interests"..........................................8
  1.79     "UC Cash Distribution".............................................8
  1.80     "UC New Common Stock Distribution".................................8
  1.81     "Unsecured Claim"..................................................8
  1.82     "Voting Deadline"..................................................8
  1.83     "Wage Payment Amount"..............................................8
  1.84     "Wage Payment Order"...............................................8
  1.85     "Wage Priority Amount".............................................8

 IINON-CLASSIFIED CLAIMS AND ADMINISTRATIVE EXPENSES..........................9
  2.01     Allowed Administrative Expense Claims..............................9
  2.02     Officer Administrative Claims......................................9
  2.03     Administrative Expense Bar Date for Disputed Expenses..............9
  2.04     Priority Tax Claims...............................................10

 IIICLASSIFICATION OF CLAIMS AND INTERESTS...................................10
  3.01     Unclassified Claims...............................................10
  3.02     Classified Claims and Interests...................................10
           (a)      Class 1 -  Non-Tax Priority Claims ......................10
           (b)      Class 2 - Unsecured Claims...............................10
           (c)      Class 3 - Exchangeable Preferred Shareholders............10
           (d)      Class 4 - Common Shareholders............................11
           (e)      Class 5 - Option Holders.................................11
  3.03     Class Acceptance Requirements.....................................11

ARTICLE IVTREATMENT OF CLAIMS AND INTERESTS..................................11
 4.01      Non-Tax Priority Claims (Class 1).................................11
 4.02     Unsecured Claims (Class 2).........................................11
 4.03     Exchangeable Preferred Shareholders (Class 3)......................12
 4.04     Common Shareholders (Class 4)......................................12
 4.05     Option Holders (Class 5)...........................................12

ARTICLE  VPROVISIONS  REGARDING  CORPORATE  GOVERNANCEAND  MANAGEMENT OF THE
REORGANIZED  DEBTORAND THE ISSUANCE OF NEW COMMON STOCK......................13
 5.01     Board of Directors ................................................13
 5.02     Officers of Reorganized Datapoint..................................13
 5.03     Amended Certificate of Incorporation and Amended Dynacore By-Laws..13
 5.04      Securities to be Issued Pursuant to this Plan:  New Common Stock..13
 5.05     Cancellation of Existing Equity Interests..........................14

ARTICLE VIESTABLISHMENT OF THE PL TRUST......................................14
 6.01      Creation of the PL Trust ........ ................................14

ARTICLE VII MEANS OF DISTRIBUTION AND IMPLEMENTATION.........................14
7.01     Cash Distributions..................................................14
7.02     Stock Distributions.................................................14
7.03     PLT Certificate Distributions.......................................15
7.04     Distributions by Indenture Trustee as Disbursing Agent..............15
7.05     Distribution by Reorganized Debtor of Recoveries from PL Trust......15
7.06     Miscellaneous Distribution Provisions...............................15
                  (a)      Date of Distributions....................  .......15
                  (b)       Delivery of Distributions................. . ....16
                  (c)      Fractional Shares........................... . ...16
                  (d)      Setoffs and Recoupment.........................  .16
                  (e)      Distributions After Effective Date.............  .16

ARTICLE VIII RIGHTS AND OBLIGATIONS OF THE DISBURSING AGENTS.................17
         8.01     Exculpation...................................... ... .....17
         8.02     Powers of the Disbursing Agents................... ... ....17
         8.03     Duties of the Disbursing Agents.................... ... ...17
         8.04     Fees of Disbursing Agents........................... ... ..17

ARTICLE IX PROCEDURES FOR TREATING DISPUTED CLAIMS UNDER THE PLAN........... 18
         9.01     Disputed Claims............................................18
         9.02     No Distributions Pending Allowance.........................18
         9.03     Distributions After Allowance............................. 18
         9.04     Voting Rights of Holders of Disputed Claims and Disputed
                                       Equity Interests......................18

ARTICLE X TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES...........   19
         10.01    Rejected If Not Assumed.................................   19

ARTICLE XI CONDITIONS PRECEDENT..............................................19
         11.01    Conditions Precedent to Effective Date.....................19
         11.02    Waiver of Conditions Precedent.............................20

ARTICLE XII EFFECT OF CONFIRMATION OF THIS PLAN..............................20
         12.01    Continued Corporate Existence..............................20
         12.02    Vesting of Assets..........................................20
         12.03    Discharge of the Debtor....................................20
         12.04    Injunction.................................................21
         12.05    Extinguishment of Causes of Action Under the Avoiding Power
                                          Provisions.........................21
         12.06    Votes Solicited in Good Faith..............................21
         12.07    The Debtor's Release.......................................21
         12.08    Exculpation, Release and Injunction of Released Parties....22
         12.09     Term of Bankruptcy Injunction or Stay.....................22
         12.10    Preservation of Insurance..................................22
         12.11    Officers' and Directors' Indemnification Rights and
                                  Insurance..................................23

ARTICLE XIII RETENTION OF JURISDICTION.......................................23
         13.01    Scope of Jurisdiction......................................23
         13.02    The PL Trust...............................................24

ARTICLE XIV MISCELLANEOUS PROVISIONS.........................................24
         14.01    Creditors' Committee.......................................24
         14.02    Compliance with Tax Requirements...........................24
         14.03    Cancellation of Indenture..................................24
         14.04    Payment of Statutory Fees..................................25
         14.05    Pre-Confirmation Modification..............................25
         14.06    Post-Confirmation Immaterial Modifications.................25
         14.07    Governing Law..............................................25
         14.08    Notices....................................................25
         14.09    Post-Confirmation Date Service List........................26
         14.10    Exemption From Certain Transfer Taxes......................26
         14.11    Filing or Execution of Additional Documents................26
         14.12    Section 1145 Exemption.....................................27

FOR IMMEDIATE RELEASE                     Contact:    Sharon P. Riggs
                                                      Investor Relations
                                                      San Antonio, Texas 78229
                                                      210 593 7901


     DYNACORE HOLDINGS CORPORATION (FORMERLY DATAPOINT CORPORATION) AMENDED PLAN OF REORGANIZATION APPROVED BY DELAWARE BANKRUPTCY COURT


         San Antonio, Texas, December 8, 2000.....Dynacore Holdings Corporation,
f/k/a Datapoint Corporation (EBB:DYHGQ), today reported that on December 5, 2000, the United States Bankruptcy Court for the District of Delaware conducted a hearing with respect to the confirmation of Dynacore's Amended Plan of Reorganization. At the conclusion of the hearing the Court approved and entered an order confirming the Plan.

         On the Effective Date, as defined in the Plan, all of the existing debt and equity in Dynacore will be cancelled, and 10 million shares of new common stock of the reorganized corporation, as well as 10 million Beneficial Interests, representing interests in the Dynacore Patent Litigation Trust to be formed to pursue Dynacore's patent litigations, shall be issued. It is anticipated that the conditions precedent to the Effective Date will be satisfied by December 19, 2000.

         The Plan provides for the distribution of $34.8 million to debenture holders and other unsecured creditors of Dynacore on the Effective Date of the Plan. The Plan also provides that the: (i) debenture holders and other unsecured creditors will receive 25% of the equity of the reorganized corporation (2.5 million shares of common stock) and 40% of the Dynacore Patent Litigation Trust (4 million Beneficial Interests), (ii) current Exchangeable Preferred Shareholders will receive 23.5% of the equity of the reorganized corporation
(2.35 million shares of common stock), and 3.5% of the Dynacore Patent Litigation Trust (350,000 Beneficial Interests), (iii) current Common Shareholders will receive 41.5% of the equity of the reorganized corporation (4.15 million shares of common stock); and (iv) current management will receive 10% of the equity of the reorganized corporation (1 million shares of common stock) as part of a settlement of certain officer administrative claims that include contract cancellation and waiver of bonus. Pursuant to the Plan, Dynacore will retain a 56.5% interest in the Dynacore Patent Litigation Trust (5,650,000 Beneficial Interests). Pursuant to the Plan, all fractional shares of common stock and/or Beneficial Interests will be eliminated.

                                                                more......

         Dynacore  anticipates   commencing   distributions  to  the  creditors,
debenture and equity holders before year end in accordance with the terms of the Plan.

         This press release contains forward-looking statements that involve uncertainties, including, but not limited to, risks and uncertainties related to foreign currency translations, the competitive environment and other risks. Future trends and results may differ materially from disclosures contained in this release.



                                      #####

LOGO (ERNST & YOUNG LLP)          Suite 1500                Phone: 214 969 8000
                                  2121 San Jacinto Street   Fax:   214 969 8587
                                  Dallas, Texas 75201       Telex: 6710375




December 8, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

We have read Item 4 of Form 8-K dated December 5, 2000 of Dynacore Holdings Corporation (formerly Datapoint Corporation) and are in agreemetn with the statements contained in Item 4.(a)(i), (ii) and (iii) on page 2 therein. We have no basis to agree or disgree with other statements of the registrant contained therein.



                                          Very truly yours,


                                           /s/ Ernst & Young LLP
                                           Ernst & Young LLP